Exhibit 10.5

LOAN MODIFICATION AGREEMENT AND

AMENDMENT TO LOAN DOCUMENTS

THIS LOAN MODIFICATION AGREEMENT AND AMENDMENT TO LOAN DOCUMENTS (this “Agreement”) is being entered into as of the 31 day of December, 2017, by and among CONSTRUCTION PARTNERS HOLDINGS, INC., a Delaware corporation, formerly known as Construction Partners, Inc. (“Holdings”); WIREGRASS CONSTRUCTION COMPANY, INC., an Alabama corporation (“Wiregrass Construction”); FRED SMITH CONSTRUCTION, INC., a North Carolina corporation (“Fred Smith Construction”); FSC II, LLC, a North Carolina limited liability company (“FSC”); C. W. ROBERTS CONTRACTING, INCORPORATED, a Florida corporation (“Roberts Contracting”); EVERETT DYKES GRASSING CO., INC., a Georgia corporation (“Everett Dykes” and together with Holdings, Wiregrass Construction, Fred Smith Construction, FSC and Roberts Contracting, “Borrowers”); CONSTRUCTION PARTNERS, INC., a Delaware corporation, formerly known as SunTx CPI Growth Company, Inc. (“Guarantor”); COMPASS BANK, a bank organized under the laws of the State of Alabama, as agent for the Lenders and as a Lender and Issuing Bank (“Agent”); and SERVISFIRST BANK, as a Lender (“ServisFirst”). Each of Agent and ServisFirst shall be referred to herein as a “Lender” and collectively, “Lenders”.

P R E A M B L E

Borrowers, together with certain other entities that hereafter may become borrowers under the Credit Agreement, have entered into a Credit Agreement dated as of the 30th day of June, 2017 (as at any time amended, modified, supplemented or restated, including by that certain Loan Modification Agreement and Amendment to Loan Documents dated as of November 14, 2017, the “Credit Agreement”), with Agent and Lenders, pursuant to which Agent and Lenders have agreed to extend to Borrowers, a revolving line of credit in the maximum principal amount of $30,000,000, subject to the terms and conditions contained therein and as such revolving line may be increased from time to time (the “ Line of Credit”) and a term loan in the amount of $50,000,000, subject to the terms and conditions contained therein and such term loan may be increased from time to time (the “Term Loan” and together with the Line of Credit, the “Loans”). The Loans are evidenced by, among other things, the Notes and the other Loan Documents as defined in the Credit Agreement. The Loans are guaranteed by the guaranty (the “Guaranty”) of the Guarantor. Capitalized terms used herein but not otherwise defined shall have the meaning given to such term in the Credit Agreement.

Accordingly, the Borrowers, the Agent und Lender have agreed that the Loan shall be modified, and that the Loan Documents shall be amended as set forth below.

A G R E E M E N T

NOW, THEREFORE, the parties, intending to be legally bound hereby, agree as follows, notwithstanding anything in the Loan Documents to the contrary:

A. Consent to Divestment. Agent and Lenders hereby consent to the divestment of River Works, Incorporated (“River Works”), a subsidiary of FSC, and all of the assets of River Works.

B. Modification of Loan Documents. The Loan Documents shall be and the same hereby are amended by deleting any and all references in the Loan Documents to “River Works, Incorporated.”

C. Effect on Loan Documents. Each of the Loan Documents shall be deemed amended as set forth hereinabove and to the extent necessary to carry out the intent of this Agreement. Without limiting the generality of the foregoing, each reference in the Loan Documents to the “Note”, the “Credit Agreement”, or any other “Loan Documents” shall be deemed to be references to said documents, as amended hereby. Except as is expressly set forth herein, all of the Loan Documents and the Guaranty shall remain in full force and effect in accordance with their respective terms and all of the remaining terms and provisions of the Loan Documents and the Guaranty are hereby ratified and confirmed. Borrower agrees that Loan Documents shall continue to evidence, secure, guarantee or relate to, as the case may be, the Loans. Guarantor agrees that the Guaranty shall continue to secure the Loan.

D. Representations and Warranties. Each representation and warranty contained in the Loan Documents is hereby reaffirmed as of the date hereof. The Borrowers hereby represent, warrant and certify to Lenders that no Event of Default nor any condition or event that with notice or lapse of time or both would constitute an Event of Default, has occurred and is continuing under any of the Loan Documents or the Loan, and that Borrowers have no offsets or claims against any Lender arising under, related to, or connected with the Loan, the Credit Agreement or any of the other Loan Documents.

Guarantor hereby consents to the modifications, amendments and terms as described herein, and acknowledges, reaffirms and restates the continuing effect of its Guaranty and its obligations to Bank for the obligations of Borrower as set forth in its Guaranty. Guarantor hereby represents that Guarantor has no offsets or claims against Agent or Lenders arising under, related to or connected with the Credit Agreement or any of the other Loan Documents or otherwise.

E. Additional Documentation; Expenses. If requested by Agent, Borrowers and Guarantor shall provide to Agent (i) certified resolutions properly authorizing the transactions contemplated hereby and the execution of this Agreement and all other documents and instruments being executed in connection herewith; and (ii) all other documents and instruments required by Agent; all in form and substance satisfactory to Agent. Borrowers shall pay any recording and all other expenses incurred by Agent and Borrowers in connection with the modification of the Loans and any other transactions contemplated hereby, including without limitation, any applicable title or other insurance premiums, survey costs, legal expenses, recording fees and taxes.

F. Release of Claims. The Borrowers acknowledge and confirm their obligations to the Lenders for repayment of the Loans and indebtedness evidenced by the Notes (the “Indebtedness”), and the Guarantor acknowledges and confirms its obligations to the Agent and the Lenders for the obligations of the Borrowers as set forth in its Guaranty. The Borrowers and the Guarantor further acknowledge and represent that they have no defense, counterclaim, offset, cross-complaint, claim or demand of any kind or nature whatsoever (collectively, the “Loan Defenses”) that can be asserted to reduce or eliminate all or any part of their liability to repay the Indebtedness to the Lenders. To the extent that any such Loan Defenses exist, and for and in consideration of the Lenders’ commitments contained in this Agreement, the receipt and sufficiency of which are hereby acknowledged, they are hereby fully, forever and irrevocably released.

By their execution below, for and in consideration of the Lenders’ commitments contained in this Agreement, the receipt and sufficiency of which are hereby acknowledged, the Borrowers and the Guarantor, for themselves and for their respective successors, executors, heirs, administrators, and assigns, each hereby acknowledge and agree that neither the Lenders, nor any of their officers, directors, employees, agents, servants, representatives, attorneys, loan participants, successors, successors-in-interest, predecessors-in-interest and assigns (hereinafter referred to collectively as the “Released Parties”) have interfered with or impaired the acquisition, collection, use, ownership, disposition, disbursement, leasing or sale of any of the collateral which secures the Loan (the “Collateral”), and that neither the Borrowers nor the Guarantor any claim of any nature whatsoever, at law, in equity or

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otherwise, against the Released Parties, or any of them, as a result of any acts or omissions of the Released Parties, or any of them, under the Loan Documents or in connection to the Loans or the Collateral prior to and including the date hereof. Each of the Borrowers and the Guarantor, for themselves and for their respective successors, executors, heirs, administrators, and assigns, hereby unconditionally waive and release the Released Parties, and forever discharge the Released Parties, of and from and against any and all manner of action, suits, claims, counterclaims, causes of action, offsets, deductions, breach or breaches, default or defaults, debts, dues, sums of money, accounts, deposits, damages, expenses, losses, liabilities, costs, expenses, any and all demands whatsoever and compensation of every kind and nature, past, present, and future, known or unknown (herein collectively, “Claims”) that the Borrowers, the Guarantor, or any of the Borrowers’, or any of the Guarantor’s successors, successors-in-interest, heirs, executors, administrators, or assigns, or any one of them, can or now have or may have at any time hereafter against the Released Parties, or any of them, by reason of any matter, cause, transaction, occurrence or omission whatsoever, which happened or has happened on or before the date of this Agreement, on account of or arising from or which is connected in any manner whatsoever with the Loans, the Indebtedness, the Collateral, the Loan Documents, any related documents, or any and all collateral which has served or is serving as security for the Loans or the Loan Documents, or which is related to any and all transactions and dealings with among Lenders, the Borrowers and/or the Guarantor, or any other matter or thing that has occurred before the signing of the Agreement, known or unknown. Any and all such Claims are hereby declared to be satisfied and settled, and the Borrowers and the Guarantor, for themselves and for their respective successors, executors, heirs, administrators, and assigns, each hereby discharge the Released Parties from any liability with respect to any and all such Claims.

G. Waiver of Trial by Jury. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTION CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS. THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

H. Counterparts. This document may be executed in any number of identical counterparts, each of which for all purposes is deemed an original, and all of which constitute collectively one (1) document and agreement, but in making proof of this document, it shall not be necessary to produce or account for more than one such counterpart, and counterpart pages may be combined into one single document.

This Agreement is intended to take effect as a sealed instrument.

[Remainder of this page is blank – signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, under seal, by their respective Responsible Officers effective as of the day and year first above written.

CONSTRUCTION PARTNERS HOLDINGS, INC., a Delaware corporation, formerly known as Construction Partners, Inc.	WIREGRASS CONSTRUCTION COMPANY, INC., an Alabama corporation

By: /s/ R. Alan Palmer	By: /s/ R. Alan Palmer
Name: R. Alan Palmer	Name: R. Alan Palmer
Title: Vice President	Title: Vice President

C. W. ROBERTS CONTRACTING, INCORPORATED, a Florida corporation	FRED SMITH CONSTRUCTION, INC., a North Carolina corporation

By: /s/ R. Alan Palmer	By: /s/ R. Alan Palmer
Name: R. Alan Palmer	Name: R. Alan Palmer
Title: Vice President	Title: Vice President

EVERETT DYKES GRASSING CO., INC., a Georgia corporation	FSC II, LLC, a North Carolina limited liability company

By: /s/ R. Alan Palmer	By: /s/ R. Alan Palmer
Name: R. Alan Palmer	Name: R. Alan Palmer
Title: Vice President	Title: Vice President

CONSTRUCTION PARTNERS, INC., a Delaware corporation, formerly known as SunTx CPI Growth Company, Inc., as a Guarantor

By:	/s/ R. Alan Palmer

Name:	R. Alan Palmer
Title:	Vice President

COMPASS BANK, as Agent, Issuing Bank and a Lender

By:	/s/ John Brown

Name:	John Brown
Title:	Sr. Vice President

SERVISFIRST BANK, as a Lender

By:	/s/ B. Harrison Morris

Name:	B. Harrison Morris
Title:	President and CEO